EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the amended Quarterly Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-QSB/A for the quarter ended March 31, 2005 (the "Form 10-QSB"), I, Joerg H. Klaube, Chief Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that the Company's Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 26, 2005                         /s/ Joerg H. Klaube
                                                --------------------------------
                                                Joerg H. Klaube,
                                                Chief Financial Officer


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